Loans	12 Months Ended
Dec. 31, 2011
Loans [Abstract]
Loans

(4) Loans

A summary of the loan portfolio at December 31, 2011 and 2010 is as follows:

	December 31,	December 31,
(Dollars in thousands)	2011	2010
Balance:
Commercial	$2,498,313	$2,049,326
Commercial real-estate	3,514,261	3,338,007
Home equity	862,345	914,412
Residential real-estate	350,289	353,336
Premium finance receivables - commercial	1,412,454	1,265,500
Premium finance receivables - life insurance	1,695,225	1,521,886
Indirect consumer	64,545	51,147
Consumer and other	123,945	106,272

Total loans, net of unearned income, excluding covered loans	$10,521,377	$9,599,886
Covered loans	651,368	334,353

Total loans	$11,172,745	$9,934,239

Mix:
Commercial	22%	21%
Commercial real-estate	31	34
Home equity	8	9
Residential real-estate	3	3
Premium finance receivables - commercial	13	13
Premium finance receivables - life insurance	15	15
Indirect consumer	1	1
Consumer and other	1	1

Total loans, net of unearned income, excluding covered loans	94%	97%
Covered loans	6	3

Total loans	100%	100%

Certain premium finance receivables are recorded net of unearned income. The unearned income portions of such premium finance receivables were $34.6 million and $32.3 million at December 31, 2011 and 2010, respectively. Certain life insurance premium finance receivables attributable to the life insurance premium finance loan acquisition in 2009 as well as the covered loans acquired in the FDIC-assisted acquisitions during 2010 and 2011 are recorded net of credit and interest-rate discounts. See "Acquired Loan Information at Acquisition," below.

Indirect consumer loans include auto, boat and other indirect consumer loans. Total loans, excluding loans acquired with evidence of credit quality deterioration since origination, include net deferred loan fees and costs and fair value purchase accounting adjustments totaling $13.6 million and $12.5 million at December 31, 2011 and 2010, respectively.

Certain real estate loans, including mortgage loans held-for-sale, and home equity loans with balances totaling approximately

$1.8 billion at December 31, 2011 and 2010 were pledged as collateral to secure the availability of borrowings from certain Federal agency banks. At December 31, 2011, approximately $995.2 million of these pledged loans are included in a blanket pledge of qualifying loans to the Federal Home Loan Bank ("FHLB"). The remaining $829.2 million of pledged loans was used to secure potential borrowings at the Federal Reserve Bank discount window. At December 31, 2011 and 2010 the banks borrowed $474.5 million and $423.5 million, respectively, from the FHLB in connection with these collateral arrangements. See Note 13 – Federal Home Loan Bank Advances for a summary of these borrowings.

The Company's loan portfolio is generally comprised of loans to consumers and small to medium-sized businesses located within the geographic market areas that the banks serve. The premium finance receivables portfolios are made to customers on a national basis and the majority of the indirect consumer loans were generated through a network of local automobile dealers. As a result, the Company strives to maintain a loan portfolio that is diverse in terms of loan type, industry, borrower and geographic concentrations. Such diversification reduces the exposure to economic downturns that may occur in different segments of the economy or in different industries.

It is the policy of the Company to review each prospective credit in order to determine the appropriateness and, when required, the adequacy of security or collateral necessary to obtain when making a loan. The type of collateral, when required, will vary from liquid assets to real estate. The Company seeks to assure access to collateral, in the event of default, through adherence to state lending laws and the Company's credit monitoring procedures.

Acquired Loan Information at Acquisition — Loans with evidence of credit quality deterioration since origination

As part of our acquisition of a portfolio of life insurance premium finance loans in 2009 as well as the FDIC-assisted bank acquisitions in 2010 and 2011, we acquired loans for which there was evidence of credit quality deterioration since origination and we determined that it was probable that the Company would be unable to collect all contractually required principal and interest payments.

The following table presents the unpaid principal balance and carrying value for these acquired loans:

	December 31, 2011		December 31, 2010
(Dollars in thousands)	Unpaid Principal Balance	Carrying Value	Unpaid Principal Balance	Carrying Value
Bank acquisitions	866,874	596,946	432,566	331,295
Life insurance premium finance loans acquisition	632,878	598,463	752,129	695,587

The following table provides estimated details on loans acquired in 2011 as of the date of acquisition:

(Dollars in thousands)	The Bank of Commerce	Community First Bank - Chicago	First Chicago	Elgin State Bank
Contractually required payments including interest	$127,122	$22,178	$564,346	$77,998
Less: Nonaccretable difference	56,257	6,313	321,117	11,481

Cash flows expected to be collected (1)	70,865	15,865	243,229	66,517
Less: Accretable yield	4,414	688	20,132	4,213

Fair value of loans acquired with evidence of credit quality deterioration since origination	$66,451	$15,177	$223,097	$62,304

(1)	Represents undiscounted expected principal and interest cash flows at acquisition.

See Note 5 – Allowance for Loan Losses, Allowance for Losses on Lending-Related Commitments and Impaired Loans for further discussion regarding the allowance for loan losses associated with loans acquired with evidence of credit quality deterioration since origination at December 31, 2011.

Accretable Yield Activity

Changes in expected cash flows may vary from period to period as the Company periodically updates its cash flow model assumptions. The factors that most significantly affect the estimates of gross cash flows expected to be collected, and accordingly the accretable yield, include changes in the benchmark interest rate indices for variable-rate products and changes in prepayment assumptions. The following table provides activity for the accretable yield of loans acquired with evidence of credit quality deterioration since origination.

	Years Ended December 31,
	2011		2010
(Dollars in thousands)	Bank Acquisitions	Life Insurance Premium Finance Loans	Bank Acquisitions	Life Insurance Premium Finance Loans
Accretable yield, beginning balance	$39,809	$33,315	$—	$65,026
Acquisitions	29,447	—	45,615	—
Accretable yield amortized to interest income	(39,171)	(22,109)	(10,695)	(43,931)
Accretable yield amortized to indemnification asset	(37,888)	—	—	—
Reclassification from non-accretable difference (1)	163,403	5,215	—	1,652
Increases in interest cash flows due to payments and changes in interest rates	17,520	2,440	4,889	10,568

Accretable yield, ending balance	$173,120	$18,861	$39,809	$33,315

(1)	Reclassification is the result of subsequent increases in expected principal cash flows.